UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
DocuSign, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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DOCUSIGN, INC.
221 Main Street, Suite 1550
San Francisco, California 94105
NOTICE OF CHANGE OF LOCATION AND FORMAT OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 29, 2020
The following Notice of Change of Location and Format relates to the proxy statement (the “Proxy Statement”) of DocuSign, Inc. (“DocuSign”), dated April 15, 2020, furnished to DocuSign’s stockholders in connection with the solicitation of proxies by DocuSign’s Board of Directors (the “Board”) for use at DocuSign’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, May 29, 2020. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location and format of the Annual Meeting and is being made available to stockholders on or about May 15, 2020.
Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE OF LOCATION AND FORMAT
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MAY 29, 2020
May 15, 2020
To the Stockholders of DocuSign, Inc.:
Due to the public health impact of the novel coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the location and format of the 2020 Annual Meeting of Stockholders of DocuSign, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Friday, May 29, 2020 at 9:00 a.m. Pacific Time. In light of public health concerns regarding the coronavirus pandemic, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.
There is no change to the items of business to be addressed at the Annual Meeting, which are described in the proxy materials previously made available to DocuSign’s stockholders. As described in those proxy materials, the Board fixed the close of business on March 31, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the “Record Date”). Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.
Participating in the Annual Meeting
Stockholders of Record: Shares Registered in Your Name
If you were a stockholder of record (i.e., you hold your shares through our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)) as of the Record Date, or if you are a proxy holder for a stockholder of record, you may participate in the Annual Meeting by following the instructions below:

•Prior to 9:00 a.m. Pacific Time on May 29, 2020 please visit https://web.lumiagm.com/288545721. We encourage you to access the meeting website prior to the start time to leave ample time to check in.
•Click ‘I have a control number’ and enter the 11-digit voter control number you received on your notice or proxy card received.
•Enter the following meeting password: docusign2020 (case sensitive).
•Follow the instructions on the website to cast your vote.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If you held your shares through an intermediary (i.e., you hold your shares through a bank or broker or other nominee) as of the Record Date, you may participate in the Annual Meeting by following the instructions below:
•Contact your bank, broker or other nominee.
•If you would like to vote at the meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy.
•Submit proof of your legal proxy (reflecting the number of your shares along with your name and email address) to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
•Requests for voter control numbers must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 19, 2020.
•Once you have your new voter control number, please follow the steps set forth above for stockholders of record.
Obtaining a legal proxy can take several days, and we advise stockholders who wish to attend the meeting to register as far in advance as possible.
Voting Shares
You are not required to attend the meeting in order to vote your shares. If you would prefer not to attend, you may vote by filling out and returning the proxy card (or voting by proxy over the telephone or on the Internet as described in the proxy materials previously distributed) sent to you by AST (for stockholders of record) or your bank, broker or other intermediary (for beneficial owners of our stock).
You are encouraged to vote your shares in advance of the Annual Meeting. If you wish to vote in advance of the Annual Meeting, the steps required to cast your votes are the same as indicated in the materials you received with the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
If you have already voted and do not wish to change your vote, no additional action is required.
Technical Assistance
Help and technical support for accessing and participating in the meeting is available at https://go.lumiglobal.com/faq.

Asking Questions
Stockholders who attend the Annual Meeting will have an opportunity to submit questions electronically during a question and answer period after the formal business of the meeting concludes. Questions that are substantially similar may be grouped and answered together to avoid repetition.
Availability of Stockholder List
The list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record upon request during the 10-day period prior to the date of the Annual Meeting. Stockholders of record may request a copy of the list by emailing investors@docusign.com with “Annual Meeting Stockholder List” in the subject line, and including their 11-digit voter control number described above. In addition, during the Annual Meeting, the list of stockholders will be available at https://web.lumiagm.com/288545721 to stockholders attending the Annual Meeting.
Additional Information
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the Proxy Statement. DocuSign makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.astproxyportal.com/ast/22144.

By: Order of the Board of Directors

/s/ Trâm Phi
Trâm Phi Senior Vice President & General Counsel

San Francisco, California May 15, 2020